UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006
                                                  -----------------

                       HERZFELD CARIBBEAN BASIN FUND, INC.
                       -----------------------------------
              (Exact name of registrant as specified in its charter

           Maryland                     811-06445               65-0396889
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

               P.O. Box 161465, Miami, FL                         33116
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        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code,  305-271-1900
                                                     ------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On November 16, 2006, Herzfeld Caribbean Basin Fund, Inc. (the "Company") announced the adoption of a dividend reinvestment plan (the "Plan"). A copy of the press release issued by the Company dated November 16, 2006 is attached hereto as Exhibit 99.1

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibit 99.1   Press release dated November 16, 2006.
    Exhibit 99.2   Dividend Reinvestment Plan of Herzfeld Caribbean Basin
                   Fund, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HERZFELD CARIBBEAN BASIN FUND, INC.

Date:  November 16, 2006                     /s/ Cecilia L. Gondor
                                             -----------------------------------
                                             Cecilia L. Gondor
                                             Chief Compliance Officer, Secretary
                                             and Treasurer


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit Description
--------------    -------------------

99.1 Press release dated November 16, 2006 announcing the declaration of Herzfeld Caribbean Basin Fund, Inc.'s year-end distribution and establishment of dividend reinvestment plan.

99.2              Dividend Reinvestment Plan of Herzfeld Caribbean Basin
                  Fund, Inc.